Exhibit 99.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to
ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lenox Bancorp, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2002 (the “Report”), I, Jane Schank, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Jane Schank
Jane Schank, Secretary and Treasurer

August 9, 2002